                                                              For Current Income


                                                                  DELAWARE GROUP
                                                                    Limited-Term
                                                                 Government Fund


                                    1997
                             Semi-Annual
                                  Report

professional management
                                                            service and guidance
                                     goals

DELAWARE
GROUP
========

--------------------------------------------------------------------------------
JULY 11, 1997

Dear Shareholder:
During the first half of fiscal 1997, Limited-Term Government Fund performed well in a challenging environment marked by concerns about U.S. inflation and the effects of robust economic growth.
    The Fund provided a total return of +3.00% (for A Class shares at net asset value with dividends reinvested) for the six months ended June 30, 1997. This eclipsed the average return provided by our 96 peers and our unmanaged benchmark, as shown below.
    In March, the Federal Reserve Board raised the interest rate banks charge each other on overnight loans by 25 basis points (0.25%) to 5.5%, and many economists anticipate further increases before the year is out.

Callout:
YOUR FUND'S FOCUS ON SHORTER TERM, MORTGAGE-RELATED SECURITIES ENABLED IT TO PROVIDE SUPERIOR RESULTS. WE WERE ABLE TO GENERATE RELATIVELY HIGH INCOME DURING A PERIOD WHEN MORTGAGE PREPAYMENT RISKS WERE MODEST.

    As of June 30, the average yield on 30-year U.S. Treasury Bonds was 6.78%, just 14 basis points (0.14%) higher than six months earlier. However, this modest change masked a period of bond market uncertainty in which bond prices fell sharply and yields briefly rose as high as 7.18%.
    Given such a backdrop of volatility, we are pleased to report that Limited-Term Government Fund achieved its goals of generating a stable level of current income, minimizing fluctuations to principal and providing good liquidity.

TOTAL CUMULATIVE RETURN
                                                             Six Monhs Ended
                                                              JUNE 30, 1997
----------------------------------------------------------------------------
Limited-Term Government Fund A Class                              +3.00%
Lipper Short-Intermediate Government Fund Average (97 funds)      +2.57%
U.S. Consumer Price Index  (Inflation)                            +1.40%
Merrill Lynch One-to-Three Year Government Bond Index             +2.89%

PERFORMANCE IS CALCULATED AT NET ASSET VALUE WITHOUT EFFECT OF SALES CHARGES AND ASSUMES REINVESTMENT OF DISTRIBUTIONS. INTEREST AND PRINCIPAL REPAYMENT AT MATURITY FOR U.S. TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT, UNLIKE MUTUAL FUND DIVIDENDS AND SHARE VALUES. COMPLETE FUND PERFORMANCE FOR ALL CLASSES CAN BE FOUND ON PAGE 7.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


2   1997 semi-annual report

    Your Fund's focus on relatively higher yielding, high quality, mortgage-related securities enabled it to provide superior results. We were able to generate relatively high income during a period when mortgage prepayment risks were modest.
    Although the Fed appears to have effectively controlled the pace of U.S. consumer price increases, we believe a relatively high level of bond market volatility may continue for the balance of 1997. This could result from concerns about the strong pace of U.S. economic growth.
    At this time we believe, shareholders are well-served by a conservative approach to the domestic bond market. Inside, Roger A. Early, Limited-Term Government Fund's portfolio manager, details the Fund's positioning during the first half of fiscal 1997 and shares his outlook for the coming months.


Sincerely,


/s/ Wayne A. Stork
------------------------------------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Line Chart:
LONG-TERM TREASURY YIELDS HAVE RISEN MODESTLY
December 31, 1996, vs. June 30, 1997

             12/31/96   6/30/97

M    3 mo    5.1860%    5.1720%
A    6 mo    5.2970%    5.2510%
T    1       5.4900%    5.6510%
U    2       5.8700%    6.0590%
R    3       6.0100%    6.2090%
I    5       6.2060%    6.3720%
T    7       4.2890%    4.5400%
Y    10      6.4180%    6.4910%
     30      6.6410%    6.7800%

YIELD

Yields on intermediate and long-term U.S. Treasuries rose during the first half of fiscal 1997 while yields on three and six-month Treasury bills declined slightly.


SOURCE: BLOOMBERG BUSINESS NEWS

                                                       1997 semi-annual report 3

Portfolio Manager's Review

By maintaining a steady course, Limited-Term Government Fund not only weathered a period of interest rate volatility, but finished the first half of your Fund's 1997 fiscal year ahead of many of its peers.
    In March, when the bond market temporarily slumped after the Federal Reserve Board raised short-term interest rates by 25 basis points (0.25%) to 5.50%, our primary focus on mortgage-related bonds helped preserve principal because prices of these bonds did not decline as much as Treasuries. Conversely, in May and June, when interest rates fell, your Fund's bond portfolio experienced a more modest level of price appreciation compared to more aggressive short-term bond funds.

Callout:
IN MARCH, WHEN THE BOND MARKET TEMPORARILY SLUMPED AFTER THE FEDERAL RESERVE BOARD RAISED SHORT-TERM INTEREST RATES, OUR PRIMARY FOCUS ON MORTGAGE-RELATED BONDS HELPED PRESERVE PRINCIPAL.

    During the first half of 1997, U.S. economic growth was robust. The nation's unemployment rate fell to its lowest level since the early 1970s amid reports of labor shortages and intense competition for recent college graduates in certain fields. Historically, such developments suggest higher inflation and lower bond prices. Yet government statistics since December have shown that the Fed's monetary policy has effectively kept a lid on consumer and producer price increases. In our opinion, the bond market has benefited from the Fed's desire to be a vigilant anti-inflation watchdog.

PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
June 30, 1997
                              December 31, 1996   June 30, 1997
---------------------------------------------------------------
Average Effective Duration         2.2 years         2.2 years
Average Effective Maturity         3.8 years         3.8 years
Average Quality                       AAA              AAA
Current 30-Day SEC Yield*            6.01%             5.95%
Largest Source of Income -
         Government Mortgage-Backed Securities

* FOR A CLASS SHARES MEASURED ACCORDING TO SECURITIES AND EXCHANGE COMMISSION GUIDELINES. B AND C CLASS 30-DAY YIELD WAS 5.26% AS OF JUNE 30, 1997. INSTITUTIONAL CLASS 30-DAY YIELD WAS 6.27% AS OF JUNE 30, 1997.

Mortgage-Backed Securities                   56.6%
Collateralized Mortgage Obligations (CMOs)   16.8%
Asset-Backed securities                       4.1%
US Treasuries                                21.0%
Cash                                          1.5%

4 1997 semi-annual report

STRATEGIC POSITIONING

Rather than bet on the future course of interest rates, your Fund invests in bonds primarily for income potential. Given the amount of bond market volatility since late 1993, we believe that reducing risk is of paramount importance.
    Limited-Term Government Fund has historically focused on securities maturing in less than five years. As you can see on page 4, we've kept our average effective duration constant at 2.2 years since December, 1996. Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% movement in interest rates.

Callout:
BY FOCUSING ON HIGHER YIELDING AND OFTEN LESS VOLATILE MORTGAGE SECURITIES, WE WERE ABLE TO PROVIDE NEARLY 90% OF THE INCOME AVAILABLE FROM THE LONGEST TERM U.S. TREASURIES WITH MUCH LESS INTEREST RATE RISK.

    We believe this conservative positioning is appropriate given the Fund's objective of providing high, stable current income while minimizing fluctuations in principal. In our opinion, longer term bonds presented too many risks relative to the income they could provide.
    By focusing on higher yielding and often less volatile mortgage securities, we were able to provide nearly 90% of the income available from the longest term U.S. Treasuries with much less interest rate risk. Mortgage securities carry the additional risk that property owners will prepay what they owe. However, prepayment activity was low during the first half of 1997, benefiting the Fund.
    Since December, we have reduced our weighting in some sectors of the bond market we believed were overvalued. We trimmed your Fund's holdings of asset-backed securities such as car loans from 7% of net assets at the start of the year to 4.1% as of June 30 and eliminated our position in, U.S. government agency obligations which had been 9% of net assets in December. Our weighting in Treasuries, a historically low 11% at the start of fiscal 1997, was increased.

HOW DURATION AFFECTS BOND PRICES

IF INTEREST RATES...  ...RISE 100 BASIS POINTS (1%)  ...FALL 100 BASIS POINTS (1%)
----------------------------------------------------------------------------------
Effective Duration       Probable Change in Price       PROBABLE CHANGE IN PRICE
----------------------------------------------------------------------------------
Two Years                             -1.8%                      +1.9%
Five Years                            -4.1%                      +4.3%
20 Years                             -10.6%                     +12.5%
----------------------------------------------------------------------------------

THE ABOVE ILLUSTRATION IS NOT INTENDED TO REPRESENT THE PERFORMANCE OF LIMITED-TERM GOVERNMENT FUND. IT ASSUMES A HIGH-QUALITY BOND PAYING 6% INTEREST AND DOES NOT SHOW CHANGES IN MORTGAGE PREPAYMENT RISK OR CREDIT RISK. THESE ADDITIONAL RISKS MAY INCREASE PRINCIPAL LOSSES WHEN RATES RISE AND REDUCE CAPITAL APPRECIATION POTENTIAL WHEN RATES FALL.

                                                       1997 semi-annual report 5

OUTLOOK

Although some economic statistics - such as the prices companies pay for semi-finished goods - suggest that inflation may remain benign, we do not think interest rates are likely to dramatically fall for the balance of 1997. In our opinion, U.S. economic growth simply remains too strong for a sustained rally in bond prices to occur. We believe that the yield on long-term U.S. Treasuries will remain in a range of 6.25% to 7% in the coming months.
    Limited-Term Government Fund will stand by its strategy of maximizing income and minimizing fluctuations in principal. To benefit from the additional income available from mortgages, nearly three-quarters of your Fund's portfolio was invested in mortgages as of June 30, an asset allocation strategy we expect to continue.
    To help reduce mortgage prepayment risk, we anticipate taking greater advantage of computer technology that allows investment professionals to buy pre-selected pools of mortgage loans. As a potential mortgage securities buyer, we can search the market for bonds with certain characteristics, such as a pool of homeowners who have loan balances of a certain size.
    In the coming months, we expect to add more pools of smaller mortgages - those with a loan balance of $60,000 or less. In our opinion, loans of such size tend to have a more attractive risk/reward profile. That's because a homeowner who has a smaller loan is less likely to refinance than a homeowner with a large one because the potential interest savings are less, all other things being equal.

Callout:
WE BELIEVE THAT THE YIELD ON LONG-TERM U.S. TREASURIES WILL REMAIN IN A RANGE OF 6.25% TO 7% IN THE COMING MONTHS.

     Generally, we believe the U.S. economy will continue to perform well enough for most homeowners to make timely mortgage payments, but will not overheat to the degree that it triggers either a new housing boom or a wave of refinancing. In such an environment, interest rates could remain relatively stable, a situation that we believe may allow your Fund to provide an attractive, stable level of income.


Roger A. Early
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER

July 11, 1997

6 1997 semi-annual report

Fund Performance


AN OUTPERFORMER DURING BOND MARKET WEAKNESS December 31, 1996, to June 30, 1997

           Limited-Term                Merrill Lynch One-to-Three
          Government Fund A            Year Government Bond Index
          -----------------            --------------------------
12/31/96       +0.00%                            +0.00%
1/31/97        +0.91%                            +0.47%
2/28/97        +1.35%                            +0.70%
3/31/97        +1.35%                            +0.67%
4/30/97        +2.04%                            +1.49%
5/30/97        +2.51%                            +2.17%
6/30/97        +3.00%                            +2.89%

PERFORMANCE ASSUMES REINVESTMENT OF DIVIDENDS AND IS AT NET ASSET VALUE WITHOUT EFFECT OF SALES CHARGES. PERFORMANCE OF OTHER CLASSES WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


LIMITED-TERM GOVERNMENT FUND PERFORMANCE
-----------------------------------------------------------------------------------------------------
Average Annual Return Through June 30, 1997

                                         LIFETIME          TEN YEARS       FIVE YEARS      ONE YEAR
-----------------------------------------------------------------------------------------------------
Class A (Est. 11/24/85)
        Excluding Sales Charge            +6.59%            +6.52%           +4.30%         +6.15%
        Including Sales Charge            +6.33%            +6.23%           +3.73%         +3.22%
-----------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
        Excluding Sales Charge            +3.99%                                            +5.25%
        Including Sales Charge            +3.99%                                            +3.27%
-----------------------------------------------------------------------------------------------------
Class C (Est. 11/28/95)
        Excluding Sales Charge            +4.05%                                            +5.25%
        Including Sales Charge            +4.05%                                            +4.26%

ALL PERFORMANCE INCLUDES REINVESTMENT OF DISTRIBUTIONS AND APPLICABLE SALES CHARGES AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR CLASS B AND C SHARES "EXCLUDING SALES CHARGE" ASSUMES THE INVESTMENT WAS NOT REDEEMED.

CLASS A SHARES HAVE A 2.75% MAXIMUM FRONT-END SALES CHARGE AND A 12B-1 FEE. PRIOR TOJUNE 9, 1997, THE MAXIMUM FRONT-END SALES CHARGE WAS 3.00%. CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE ALSO SUBJECT TO A DEFERRED SALES CHARGE OF UP TO 2% IF REDEEMED BEFORE THE END OF THE THIRD YEAR. CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. IF SHARES ARE REDEEMED WITHIN 12 MONTHS, A 1% CONTINGENT DEFERRED SALES CHARGE APPLIES.

AS OF JUNE 30, 1997, THE AVERAGE ANNUAL TOTAL RETURNS FOR THE LIFETIME, 10-YEAR, FIVE-YEAR AND ONE-YEAR PERIODS AND SIX-MONTH CUMULATIVE RETURN FOR LIMITED-TERM GOVERNMENT FUND'S INSTITUTIONAL CLASS WERE +6.71%, +6.67%, +4.45%, +6.31% AND +3.07%. THE INSTITUTIONAL CLASS, INITIALLY OFFERED SEPTEMBER 2, 1987, IS AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS. PERFORMANCE PRIOR TO THE CLASS INCEPTION DATE WAS ADJUSTED TO ELIMINATE THE EFFECT OF THE SALES CHARGE, BUT NOT CLASS A'S ASSET-BASED DISTRIBUTION CHARGE.

                                                       1997 semi-annual report 7

Financial Statements

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. --
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)

                                                      Principal          Market
                                                       Amount            Value
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED
SECURITIES - 35.36%
Federal Home Loan Mortgage Corporation
 6.00% 2/1/11 to 11/1/26 ..........................  $37,567,674    $36,307,337
Federal Home Loan Mortgage Corporation
 7.55% 5/15/20 ....................................      536,861        542,717
Federal Home Loan Mortgage Corporation
 8.00% 5/1/05 to 7/1/11 ...........................   10,877,731     11,113,705
Federal Home Loan Mortgage Corporation
 8.50% 12/1/08 to 11/1/10 .........................    2,884,877      3,001,174
Federal Home Loan Mortgage Corporation
 8.75% 5/1/10 .....................................    1,011,975      1,070,164
Federal Home Loan Mortgage Corporation
 9.00% 6/1/09 to 1/1/24 ...........................    9,463,057      9,956,669
Federal Home Loan Mortgage Corporation
 9.50% 11/1/05 to 2/15/20 .........................    9,625,054     10,286,390
Federal Home Loan Mortgage Corporation
 11.00% 9/1/10 to 11/1/15 .........................      771,411        859,661
Federal Home Loan Mortgage Corporation
 11.50% 3/1/01 to 3/1/16 ..........................    5,514,223      6,206,912
Federal National Mortgage Association
 6.00% 3/1/11 to 5/1/11 ...........................   16,597,891     16,050,745
Federal National Mortgage Association
 6.50% 3/1/09 to 12/1/10 ..........................    9,455,679      9,286,380
Federal National Mortgage Association
 7.00% 2/1/26 .....................................   10,723,246     10,532,238
Federal National Mortgage Association
 7.50% 2/1/27 .....................................    3,949,519      3,961,861
Federal National Mortgage Association
 8.00% 7/1/02 to 1/1/23 ...........................    2,409,759      2,476,650
Federal National Mortgage Association
 8.50% 8/1/07 to 8/1/17 ...........................   12,756,096     13,196,561
Federal National Mortgage Association
 9.00% 8/1/04 to 4/1/16 ...........................    3,170,379      3,344,621
Federal National Mortgage Association
 9.25% 7/1/08 to 8/1/16 ...........................    2,392,185      2,564,608
Federal National Mortgage Association
 10.00% 1/1/19 ....................................      853,726        931,362
Federal National Mortgage Association
 11.00% 12/25/03 to 8/1/20 ........................   13,246,268     14,645,001
Federal National Mortgage Association
 12.50% 2/1/11 ....................................      186,063        213,275
Federal National Mortgage Association
 13.00% 7/1/15 ....................................      174,045        202,980
                                                                   ------------
Total Agency Mortgage-Backed Securities
 (cost $154,840,078) ..............................                 156,751,011
                                                                   ------------
                                                      Principal          Market
                                                       Amount            Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 4.08%
AMMES Mortgage Trust 1994 DI 1A1
 9.00% 2/15/27 ....................................  $ 5,709,946     $5,798,850
CIT Group Securitization 1995 2A2
 6.00% 5/15/26 ....................................    1,500,000      1,486,407
FirstBank Auto Receivables Grantor
 Trust 1995-B A 6.40% 7/17/00. . . . . ............    6,647,894      6,672,437
MetLife Capital Equipment Loan
 Trust 1997-A A 6.85% 5/20/08 .....................    4,088,000      4,125,048
                                                                   ------------
Total Asset-Backed Securities
 (cost $17,971,465) ...............................                  18,082,742
                                                                   ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CMO) - 16.77%
Federal Home Loan Mortgage Corporation
 69F 9.00% 12/15/05 ...............................    1,757,237      1,823,248
Federal Home Loan Mortgage Corporation
 1608-GA 9.00% 6/15/21 ............................   10,000,000     10,748,480
Federal National Home Loan Association
 1989-15D 10.00% 9/25/18 ..........................      677,343        689,848
Federal National Mortgage Association
 1993-12 ED 7.50% 2/25/06 .........................    8,375,000      8,581,461
Federal National Mortgage Association
 1276 H 8.00% 9/15/06 .............................   20,413,000     20,791,524
Federal National Mortgage Association
 G-19H 8.40% 6/25/20 ..............................   11,450,000     11,824,037
Federal National Mortgage Association
 1126 I 8.50% 10/15/19 ............................    3,283,638      3,289,333
Federal National Mortgage Association
 90-137D 9.00% 12/25/18 ...........................    2,175,644      2,174,906
Federal National Mortgage Association
 1989-1C 10.30% 3/25/18 ...........................      820,113        837,181
Federal National Mortgage Association
 1989-19 10.30% 4/25/19 ...........................    5,166,700      5,685,408
Investor GNMA Mortgage-Backed Securities
 Trust Series 84-F5 10.875% 10/25/13 ..............      159,496        175,756
Prudential Home Mortgage Securities
 1992-2A17 8.30% 3/25/07 ..........................    1,370,525      1,396,107
Travelers Mortgage Securities
 1984-1Z2 12.00% 3/1/14 ...........................    5,554,965      6,332,660
                                                                   ------------
Total Collateralized Mortgage Obligations
 (cost $73,947,590) ...............................                  74,349,949
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION OBLIGATIONS - 21.28%
GNMA 8.00% 11/15/16 to 5/15/17 ...................    12,676,548     13,155,878
GNMA 9.00% 4/15/16 to 1/15/22 ....................    50,543,130     54,243,635
GNMA 9.50% 6/15/16 to 11/15/17 ...................     1,374,513      1,493,496

8 1997 semi-annual report

--------------------------------------------------------------------------------
                                                      Principal          Market
                                                       Amount            Value
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION OBLIGATIONS (CONTINUED)
GNMA 10.00% 1/15/16 to 9/15/18 ...................   $ 1,169,183     $1,282,448
GNMA 11.00% 10/15/00 to 5/15/20 ..................     5,343,676      5,990,725
GNMA 11.50% 7/15/15 ..............................        87,465         99,081
GNMA 12.00% 10/15/00 .............................       116,860        134,132
GNMA 12.25% 8/15/13 to 1/15/14 ...................       263,946        304,446
GNMA 12.50% 12/15/00 to 6/15/15 ..................       185,083        215,563
GNMA 13.75% 9/15/14 ..............................        50,826         58,720
GNMA GPM 11.50% 4/15/10 ..........................       212,317        240,782
GNMA II 9.50% 11/20/20 to 11/20/21 ...............     4,871,083      5,251,051
GNMA II 9.75% 11/20/16 ...........................       557,017        602,796
GNMA II 10.00% 1/20/20 to 11/20/20 ...............     3,293,313      3,600,002
GNMA II 10.50% 11/15/15 to 6/20/20 ...............       642,609        707,635
GNMA II 11.00% 9/20/15 to 10/20/15 ...............     1,628,370      1,794,770
GNMA II 11.50% 12/20/17 to 10/20/18 ..............       462,233        514,957
GNMA II 12.00% 3/20/14 to 5/20/16 ................     3,310,549      3,740,244
GNMA II 12.50% 10/20/13 to 1/20/14 ...............       777,331        902,757
                                                                   ------------
Total Government National Mortgage
 Association Obligations (cost $93,278,471) ......                   94,333,118
                                                                   ------------
U.S. TREASURY OBLIGATIONS - 21.00%
U.S. Treasury Notes 6.125% 5/15/98 ...............    17,075,000     17,131,175
U.S. Treasury Notes 8.25% 7/15/98 ................    36,150,000     37,017,235
U.S. Treasury Notes 8.875% 11/15/98 ..............    37,550,000     38,961,501
                                                                   ------------
Total U.S. Treasury Obligations
 (cost $93,511,412) ..............................                   93,109,911
                                                                   ------------
REPURCHASE AGREEMENT - 0.69%
With Chase Manhattan 5.80% 07/01/97
 (dated 06/30/97, collateralized by
 $1,036,000 U.S. Treasury Notes 5.375% due
 11/30/97, market value $1,039,126) ..............     1,018,000      1,018,000
With J.P. Morgan Securities 5.95% 07/01/97
 (dated 06/30/97, collateralized by
 $1,011,000 U.S. Treasury Notes 6.125% due
 7/31/00, market value $1,032,656) ...............     1,011,000      1,011,000
With PaineWebber 5.80% 07/01/97
 (dated 06/30/97, collateralized by
 $1,017,000 U.S. Treasury Notes 5.75% due
 09/30/97, market value $1,031,716) ..............     1,011,000      1,011,000
                                                                   ------------
Total Repurchase Agreement
 (cost $3,040,000) ...............................                    3,040,000
                                                                   ------------

                                                      Principal          Market
                                                       Amount            Value
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 99.18%
 (cost $436,589,016) ..................................            $439,666,731
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 0.82% ............................              3,640,710
                                                                    ------------
TOTAL NET ASSETS APPLICABLE TO 45,871,696 LIMITED-TERM
 GOVERNMENT FUND A CLASS SHARES; 1,418,870
 LIMITED-TERM GOVERNMENT FUND B CLASS SHARES;
 397,314 LIMITED-TERM GOVERNMENT FUND C CLASS
 SHARES; AND 3,083,908 LIMITED-TERM GOVERNMENT
 FUND INSTITUTIONAL CLASS SHARES ($.001 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO
 $8.73 PER SHARE - 100.00% ............................            $443,307,441
                                                                   ============
COMPONENTS OF NET ASSETS AT JUNE 30, 1997:
Common stock, $.001 par value, 2,000,000,000 shares
 authorized to the Limited-Term Government Fund
 with 950,000,000 shares  allocated to the
 Limited-Term Government Fund A Class, 200,000,000
 shares allocated to Limited-Term Government
 Fund B Class, 50,000,000 shares allocated
 to Limited-Term Government Fund C Class and
 200,000,000 shares allocated to Limited-Term
 Government Fund Institutional Class ..................            $577,269,841
Accumulated undistributed:
 Net investment income ................................                   8,273
 Net realized loss on investments .....................            (136,059,327)
 Net unrealized appreciation of investments and
 futures contracts ....................................               2,088,654
                                                                   ------------
 Total net assets .....................................            $443,307,441
                                                                   ============
-------------
GPM - Graduate Payment Mortgage

                             See accompanying notes
                                                       1997 semi-annual report 9

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC.--
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ...................................                        $18,503,706

EXPENSES:
Management fees ............................       $1,170,462
Dividend disbursing and transfer agent fees
 and expenses ..............................          528,466
Distribution expense .......................          381,093
Accounting fees and salaries ...............          107,810
Reports and statements to shareholders .....           60,300
Taxes (other than taxes on income) .........           26,172
Registration fees ..........................           22,000
Professional fees ..........................           18,976
Custodian fees .............................            8,759
Directors' fees ............................            5,565
Other ......................................            2,445         2,332,048
                                                   ----------       -----------
NET INVESTMENT INCOME ......................                         16,171,658
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss from security transactions                        $(2,587,003)
Net realized gain on futures contracts .....                          2,345,245
Net unrealized depreciation of investments
 during the year ...........................                         (1,721,948)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS ............................                         (1,963,706)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................                        $14,207,952
                                                                    ===========
                             See accompanying notes

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC.
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------
                                                      Six Months Ended     Year
                                                           6/30/97        Ended
                                                        (Unaudited)     12/31/96
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS:
Net investment income ......................         $ 16,171,658  $ 40,686,021
Net realized loss from security transactions             (241,758)  (16,698,744)
Net unrealized depreciation of investments .
 during the year ...........................           (1,721,948)   (3,411,759)
                                                     ------------  ------------
Net increase in net assets resulting
 from operations ...........................           14,207,952    20,575,518
                                                     ------------  ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Limited-Term Government Fund A Class ......          (14,749,475)  (37,528,293)
 Limited-Term Government Fund B Class ......             (383,121)     (761,710)
 Limited-Term Government Fund C Class ......             (101,701)      (80,760)
 Limited-Term Government Fund
  Institutional Class ......................             (939,837)   (2,304,509)
                                                     ------------  ------------
                                                      (16,174,134)  (40,675,272)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Limited-Term Government Fund A Class ......           22,582,186    36,358,566
 Limited-Term Government Fund B Class ......            1,042,757     3,608,617
 Limited-Term Government Fund C Class ......            1,169,858     3,375,341
 Limited-Term Government Fund
  Institutional Class ......................            2,284,878    11,471,089
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income
 Limited-Term Government Fund A Class ......            9,514,036    24,418,568
 Limited-Term Government Fund B Class ......              242,963       489,653
 Limited-Term Government Fund C Class ......               93,167        76,282
 Limited-Term Government Fund
  Institutional Class ......................              928,389     2,297,829
                                                     ------------  ------------
                                                       37,858,234    82,095,945
                                                     ------------  ------------
Cost of shares repurchased:
 Limited-Term Government Fund A Class ......          (94,439,856) (230,991,916)
 Limited-Term Government Fund B Class ......           (1,802,629)   (3,046,363)
 Limited-Term Government Fund C Class ......             (868,496)     (366,723)
 Limited-Term Government Fund
  Institutional Class ......................           (6,520,839)  (19,800,707)
                                                     ------------  ------------
                                                     (103,631,820) (254,205,709)
                                                     ------------  ------------
Decrease in assets derived from capital
 share transactions ........................          (65,773,586) (172,109,764)
                                                     ------------  ------------
NET DECREASE IN NET ASSETS .................          (67,739,768) (192,209,518)

NET ASSETS:
Beginning of year ..........................          511,047,209   703,256,727
                                                     ------------  ------------
End of year ................................         $443,307,441  $511,047,209
                                                     ============  ============
                             See accompanying notes
10 1997 semi-annual report

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC.
LIMITED-TERM GOVERNMENT FUND
FINANCIAL HIGHLIGHTS -- JUNE 30, 1997
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  Limited-Term Government Fund A Class
                                                                  ------------------------------------------------------------------
                                                                  Six Months Ended
                                                                    6/30/1997\1              Year Ended December 31,
                                                                    (Unaudited)   1996      1995     1994       1993       1992

Net asset value, beginning of period .............................$  8.7700     $9.0500   $8.9900   $9.8400   $10.0000   $10.1900

Income from investment operations:
  Net investment income ..........................................   0.2993      0.6000    0.6990    0.6670     0.6810     0.7400
  Net realized gain (loss) from security transactions ............  (0.0400)    (0.2800)   0.0600   (0.8500)   (0.1600)   (0.1900)
                                                                  ---------     -------   -------   -------    -------    -------
  Net increase (decrease) in net assets from investment operations   0.2593      0.3200    0.7590   (0.1830)    0.5210     0.5500
                                                                  ---------     -------   -------   -------    -------    -------
Less distributions:
  Dividends from net investment income ...........................  (0.2993)    (0.6000)  (0.6990)  (0.6670)   (0.6810)   (0.7400)
                                                                  ---------     -------   -------   -------    -------    -------
  Total distributions ............................................  (0.2993)    (0.6000)  (0.6990)  (0.6670)   (0.6810)   (0.7400)
                                                                  ---------     -------   -------   -------    -------    -------
Net asset value, end of period ...................................$  8.7300     $8.7700   $9.0500   $8.9900    $9.8400   $10.0000
                                                                  =========     =======   =======   =======    =======   ========
Total return\2 ...................................................    3.00%       3.69%     8.71%    (1.88%)     5.31%      5.62%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................ $400,523    $464,649  $653,451  $789,525 $1,126,031   $861,829
  Ratio of expenses to average net assets ........................    0.97%       0.93%     0.96%     0.91%      0.88%      0.87%\3
  Ratio of net investment income to average net assets ...........    6.88%       6.80%     7.71%     7.10%      6.77%      7.03%\4
  Portfolio turnover .............................................      72%         83%       73%      148%       171%        77%

\1 Ratios have been annualized and total return has not been annualized.
\2 Does not include maximum sales charge of 2.75%, which was 3.00% for the period prior to June 9, 1997, nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
\3 Ratio of expense to average net assets prior to expense limitation was 0.90%
   for 1992.
\4 Ratio of net investment income to average net assets prior to expense limitation was 7.01% for 1992.


                                                      1997 semi-annual report 11

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      Limited-Term Government Fund B Class    Limited-Term Government Fund C Class
                                     -----------------------------------------------------------------------------------------------
                                                                               Period                                       Period
                                     Six Months Ended      Year      Year     5/2/94\2      Six Months Ended      Year    11/28/95\3
                                       6/30/1997\1        Ended     Ended        to            6/30/1997\2        Ended       to
                                       (Unaudited)        1996       1995     12/31/94         (Unaudited)         1996    12/31/95
Net asset value, beginning of period.   $8.7700         $9.0500    $8.9900     $9.4300           $8.7700         $9.0500    $9.0100

Income from investment operations:
Net investment income ...............    0.2624          0.5240     0.6220      0.3990            0.2624          0.5240     0.0510
Net realized gain (loss) from
  security transactions .............   (0.0400)        (0.2800)    0.0600     (0.4400)          (0.0400)        (0.2800)    0.0400
                                        -------         -------    -------     -------           -------         -------    -------
Net increase (decrease) in net
  assets from investment operations .    0.2224          0.2440     0.6820     (0.0410)           0.2224          0.2440     0.0910
                                        -------         -------    -------     -------           -------         -------    -------
Less distributions:
Dividends from net investment
  income ............................   (0.2624)        (0.5240)   (0.6220)    (0.3990)          (0.2624)        (0.5240)   (0.0510)
                                        -------         -------    -------     -------           -------         -------    -------
Total distributions .................   (0.2624)        (0.5240)   (0.6220)    (0.3990)          (0.2622)        (0.5240)   (0.0510)
                                        -------         -------    -------     -------           -------         -------    -------
Net asset value, end of period ......   $8.7300         $8.7700    $9.0500     $8.9900           $8.7300         $8.7700    $9.0500
                                        =======         =======    =======     =======           =======         =======    =======
Total return\4 ......................     2.56%           2.81%      7.80%      (0.44%)            2.56%           2.81%          3

Ratios and supplemental data:
Net assets, end of period
  (000 omitted) .....................   $12,389         $12,959    $12,313      $6,282            $3,469          $3,090        $33
Ratio of expenses to average
  net assets ........................     1.82%           1.78%      1.81%       1.76%             1.82%           1.78%          3
Ratio of net investment income
  to average net assets .............     6.03%           5.91%      6.86%       6.25%             6.03%           5.78%          3
Portfolio turnover ..................       72%             83%        73%        148%               72%             83%          3

\1 Ratios have been annualized and total return has not been annualized.
\2 Date of initial public offering; ratios have been annualized but total return has not been annualized.
\3 Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfoliio turnover and total return have been omitted as management believes that such ratios and return for the relatively short period are not meaningful.
\4 Does not include any applicable contigent deferred sales charges which varies from 1% - 2% for the Limited-Term Government Fund B Class and 1% for the Limited-Term Government Fund C Class, depending upon the holding period.

12 1997 semi-annual report

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Limited-Term Government Fund Institutional Class*
                                                        ----------------------------------------------------------------------------
                                                        Six Months Ended
                                                            6/30/97\1                   Year Ended December 31,
                                                          (Unaudited)      1996          1995       1994        1993       1992\2
Net asset value, beginning of period ................       $8.7700       $9.0500      $8.9900    $9.8400     $10.0000    $10.1900

Income from investment operations:
  Net investment income .............................        0.3059        0.6130       0.7120     0.6810       0.6960      0.7540
  Net realized gain (loss) from security transactions       (0.0400)      (0.2800)      0.0600    (0.8500)     (0.1600)    (0.1900)
                                                            -------       -------      -------    -------    ---------    --------
  Net increase (decrease) in net assets from
    investment operations ...........................        0.2659        0.3330       0.7720    (0.1690)      0.5360      0.5640
                                                            -------       -------      -------    -------    ---------    --------
Less distributions:
  Dividends from net investment income ..............       (0.3059)      (0.6130)     (0.7120)   (0.6810)     (0.6960)    (0.7540)
                                                            -------       -------      -------    -------    ---------    --------
  Total distributions ...............................       (0.3059)      (0.6130)     (0.7120)   (0.6810)     (0.6960)    (0.7540)
                                                            -------       -------      -------    -------    ---------    --------
Net asset value, end of period ......................       $8.7300       $8.7700      $9.0500    $8.9900    $  9.8400    $10.0000
                                                            =======       =======      =======    =======    =========    ========
Total return ........................................         3.07%         3.84%        8.87%     (1.74%)       5.44%       5.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........       $26,926       $30,349      $37,460    $37,328    $  47,700    $ 52,403
  Ratio of expenses to average net assets ...........         0.82%         0.78%        0.81%      0.76%        0.74%       0.75%\3
  Ratio of net investment income to average net
    assets ..........................................         7.03%         6.92%        7.86%      7.25%        6.91%       7.58%\4
  Portfolio turnover ...............................            72%           83%          73%       148%         171%         77%

---------
 * Shares of Investors I class were converted into shares of Investors II class, now referred to as Limited-Term Government Fund A Class, on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Investors I class.
\1 Ratios have been annualized and total return has not been annualized.
\2 The per share data and ratios for Investors I class and the Limited-Term
   Government Fund Institutional Class have been combined for 1992. For the five months ended May 31, 1992, the Investor I class operating expenses and net investment income per share were $0.031 and $0.325, respectively. For the seven months ended December 31, 1992, the Limited-Term Government Fund Institutional Class operating expenses and net investment income per share were $0.045 and $0.429, respectively. All net investment income was distributed to shareholders.
\3 Ratio of expense to average net assets prior to expense limitation was 0.78%
   for 1992.
\4 Ratio of net investment income to average net assets prior to expense limitation was 7.54% for 1992.

                             See accompanying notes

                                                      1997 semi-annual report 13

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC. --
LIMITED-TERM GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund, (the "Fund"), a series of Delaware Group Limited-Term Government Funds, Inc., (the "Company"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland corporation. The Fund offers four classes of shares. The Limited-Term Government Fund A Class carries a front-end sales charge of 4.75%. The Limited-Term Government Fund B Class carries a back-end deferred sales charge, Limited-Term Government Fund C Class carries a level load deferred sales charge and Limited-Term Government Fund Institutional Class has no sales charge. The investment objective of the Fund is to seek a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the lasted quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.50% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At June 30, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $44,540.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the six months ended June 30, 1997, the Fund expensed $528,466 for dividend disbursing and transfer agent services and $74,489 for accounting services.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. For the period ended June 30, 1997, the Fund expensed $381,093 for distribution expenses. At June 30, 1997, DDLP earned $39,923 for commissions on sales of the Limited-Ter m Government Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended June 30, 1997, the Fund made purchases of $21,648,844 and sales of $115,167,472 of investment securities other than U.S. government securities and temporary cash investments.

At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $436,589,719.

At June 30, 1997, unrealized appreciation for federal income tax purposes aggregate $3,077,715 of which $4,362,176 related to unrealized appreciation of securities and $1,284,461 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital loss of $135,817,569 at December 31, 1996 which may be carried forward and applied against future capital gains. The capital loss carryforward expire as follows:
1997 - $574,266, 1998 - $707,105, 2001 - $2,978,605, 2002 - $85,079,081, 2003 -
$29,779,768 and 2004 - $16,698,744. At December 31, 1996, the Fund reclassified
$859,564 from accumulated net undistributed realized loss from security transactions to capital stock due to the expiration of a capital loss carryforward.

14 1997 semi-annual report

--------------------------------------------------------------------------------
During the period ended June 30, 1997, the Fund entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At June 30, 1997, the Fund had outstanding 850 short futures on the 20 Year U.S. Treasury Notes, which expire in September 1997. The value of such contracts on June 30, 1997 was $94,403,125 which resulted in an unrealized loss of $989,063.

Risks may arise upon entering into futures contracts from potential imperfect correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                                    Six Months
                                                                                       Ended           Ended
                                                                                     6/30/97         12/31/96
                                                                                     -------         --------
Shares sold:
 Limited-Term Government Fund A Class ..........................................    2,579,628        4,092,791
 Limited-Term Government Fund B Class ..........................................      119,144          405,801
 Limited-Term Government Fund C Class ..........................................      133,716          381,776
 Limited-Term Government Fund Institutional Class ..............................      260,867        1,295,392

Shares issued upon reinvestment of
  dividends from net investment income
 Limited-Term Government Fund A Class ..........................................    1,086,182        2,760,703
 Limited-Term Government Fund B Class ..........................................       27,742           55,428
 Limited-Term Government Fund C Class ..........................................       10,608            8,688
 Limited-Term Government Fund Institutional Class ..............................      106,005          260,271
                                                                                  -----------      -----------
                                                                                    4,323,892        9,260,850
                                                                                  -----------      -----------
Shares repurchased:
 Limited-Term Government Fund A Class ..........................................  (10,780,101)     (26,098,996)
 Limited-Term Government Fund B Class ..........................................     (205,833)        (344,506)
 Limited-Term Government Fund C Class ..........................................      (99,351)         (41,739)
 Limited-Term Government Fund Institutional Class ..............................     (743,750)      (2,235,622)
                                                                                  -----------      -----------
                                                                                  (11,829,035)     (28,720,863)
                                                                                  -----------      -----------
Net Decrease ...................................................................   (7,505,143)     (19,460,013)
                                                                                  ===========      ===========

5. Concentration of Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

                                                      1997 semi-annual report 15

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF LIMITED-TERM GOVERNMENT FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR LIMITED-TERM GOVERNMENT FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
=======

Printed in the USA on
recycled paper

(122)
SA-022 [6/97] PP8/97